UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 27, 2008
ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Neveda	333-91436	26-0014658

(State or other jurisdiction	(Commission File Number)	(IRS Employer of incorporation)
Identification No.)
35980 Woodward Avenue, Suite 200
Bloomfield Hills, MI 48304

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 248-736-6200
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
On August 27, 2008, the Company received a notice of default letter from Mitchell Shaheen for a June 18, 2008 promissory note in the aggregate principal amount of $150,000 and a July 11, 2008 promissory note in the aggregate principal amount of $100,000. The June 18, 2008 promissory note matured on July 18, 2008 and the July 11, 2008 note matured on August 10, 2008. The default letter requested immediate payment of the principal and interest. The execution of these promissory notes was reported in our Form 8-Ks filed with the Securities and Exchange Commission on June 24, 2008 and July 17, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.
DATE: September 3, 2008	By:	/s/ Daniel V. Iannotti
Daniel V. Iannotti
Vice President, General Counsel and Secretary